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                                                                   Exhibit 10.19

                              FIRST AMENDMENT TO

                         AECOM TECHNOLOGY CORPORATION

                              EXCESS BENEFIT PLAN


THIS AMENDMENT, by AECOM Technology Corporation, hereinafter sometimes referred to as the "Company," is made with reference to the following facts:

Effective July 1, 1998 AECOM Technology Corporation adopted the AECOM TECHNOLOGY CORPORATION EXCESS BENEFIT PLAN, which reserves to the Board of Directors of AECOM Technology Corporation the right to amend said Plan (Section
4.1 thereof). The Company has executed this First Amendment for the purpose of amending said Plan in the manner hereinafter provided.

NOW, THEREFORE, the AECOM TECHNOLOGY CORPORATION EXCESS BENEFIT PLAN is hereby amended as follows, effective July 1, 1998:

                                       I.

Section 3.1 (b) is hereby amended in its entirety as follows:

"A Participant who terminates employment with the Company on or after attaining Normal Retirement Age shall be entitled to an annual benefit which is equal to
(a) minus (b):

(a) the Participant's Unlimited Pension Plan Benefit minus
(b) the sum of (1) and (2):
    (1) the Participant's AECOM Pension Plan Benefit
    (2) the Management Supplemental Executive Retirement Plan Benefit, if any."

                                      II.

Section 6.1 is hereby amended and new section 6.5 is added to read in its entirety as follows:

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"Notwithstanding the foregoing, the Company may create and fund a "rabbi trust"
(the "Trust") with respect to this Plan. The creation and funding of said Trust shall not create a security interest in the property of such Trust in favor of Participants or Beneficiaries or otherwise cause a funding of the Plan or Trust in any manner inconsistent with the preceding paragraph or Section 6.8. The amount of any contributions to such Trust shall be totally discretionary as determined by the Company. Any amount paid from such Trust to the Participant shall reduce the amount to be paid pursuant to this Plan by the Participating Employer. In the event the amounts paid from the Trust are insufficient to provide the full benefits payable to the Participant under this Plan, the Participating Employer shall pay the remainder of such benefit in accordance with the terms of this Plan. It is the intention of the Participating Employers that this Plan and Trust be considered unfunded for purposes of the Code and Title 1 of ERISA."





IN WITNESS WHEREOF, the Company has caused this First Amendment to be executed as of the dates contained herein.

                                                    AECOM TECHNOLOGY CORPORATION


                                              By:    /s/ R. Keeffe Griffith
                                                     ---------------------------

                                              Title:     Vice President
                                                     ---------------------------

                                              Date:          9/21/98
                                                     ---------------------------

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